COMSTOCK FUNDS, INC.
                               SEMI-ANNUAL REPORT
                                OCTOBER 31, 2001

TO OUR SHAREHOLDERS,

      We have been discussing in each shareholder letter for the past few years why the stock market would have to decline substantially after the mania ended. The market has accommodated this prognostication albeit with intermittent bear market rallies. We are presently in the midst of a bear market rally that began in late September, and we believe it will have the same outcome as the last rally in March-May of this year. This present rally has registered about the same percentage increase as the last rally and, as any bear market rally worth its salt, bulls are saying "it's a new bull market" and bears are worried that the market is not following their script. In our view, these bear market rallies are perfectly normal. Even the infamous 1929 to 1932 debacle was punctuated by five big rallies with increases between 23% to 48%. We also predicted in last October's Semi-Annual Report that "it is entirely possible that we are in a recession now." We may have been premature with this prediction but we obviously saw what was coming. In our daily comments on our website at www.comstockfunds.com, we have also continuously predicted that the monetary stimulus we expected would NOT have the same impact as it had in the other post-World War II recessions. This is explained in our commentary below.

INVESTMENT PERFORMANCE

      For the six months ended October 31, 2001, the Comstock Capital Value Fund's Class A, B, C and R shares posted total returns of 23.65%, 23.42%, 23.13% and 23.95%, respectively. The Comstock Strategy Fund's Class O, A and C shares returned 12.56%, 13.17% and 12.21%, respectively. The Standard & Poor's ("S&P") 500 Index declined 14.59% while the Lehman Brothers Government/Corporate Bond ("LBG/C") Index rose 8.56%, over the same six-month period. The S&P 500 Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of bond market performance which includes fixed rate issues rated investment grade or higher. The Comstock Capital Value Fund's Class A, B, C and R shares posted total returns of 60.50%, 59.13%, 59.46% and 60.80%, respectively, over the trailing twelve-month period. The Comstock Strategy Fund's Class O, A and C shares returned 25.30%, 25.82% and 24.22%, respectively, over the same twelve-month period. The S&P 500 Index declined 24.89% while the LBG/C Index rose 15.32%, over the same twelve-month period.

COMMENTARY

      We have now had ten interest rate cuts by the Federal Reserve Board ("Fed") in this country since the beginning of the year, with the eleventh expected soon, along with tax cuts and fiscal stimulus, with no apparent reaction in the economy or stock market (except for bear rallies in the stock market which should be sold). The United Kingdom central bank recently lowered rates for the seventh time this year and the European Central Bank lowered rates for the fourth time with the same lackluster results. We will try to succinctly explain why we think both the U.S. and global economies will be so difficult to stimulate.

      All of the economic cycles since World War II have followed a similar pattern: 1. Demand started to exceed supply. 2. Inflation became a worry. 3. The Fed increased interest rates to rein in demand in order to limit inflation. 4. Demand slowed. 5. Inventories increased. 6. The economy went into recession. In order to get the economy back on track: 1. The Fed would lower rates. 2. Demand would increase because the consumer would borrow at the lower rates. 3. Output would increase because business would borrow to build new plants. Voila!! The economy was off and running again.

      The current cycle has developed along somewhat different lines. The long economic expansion accompanied by the bubble stock market made it almost effortless for corporate America to raise all the money they wanted. This enabled them to continue expanding capacity almost beyond belief. Due to the stock market rise and wealth effect, the consumer also borrowed and spent, but could not spend enough to cause any inflationary problems since the output of corporations (especially in the high-tech sector) was far more than enough to meet all demand. Therefore, the Fed never really had to raise rates to control inflation. In fact, they only raised rates one percent between the summer of 1998 and the peak in 2000. Demand in the current down-cycle did not decline because of interest rate increases, but because of the huge excess capacity (particularly in technology) and the breaking of the stock market bubble. These factors all fed on one another as capital spending broke down dramatically and sent the economy into its present tailspin.

      Summing up, post-World War II economic cycles were typified by a monetary policy response to rising inflation resulting from a supply shortage, while the current cycle arose from excess supply which ignited a collapse in capital spending as profit margins narrowed.

      In this environment it will not be easy for either the U.S. or foreign central banks to bail out their economies the "old fashioned way." Over-leveraged consumers and corporations are not likely to borrow and spend in significant amounts for some time to come, and the global recession will therefore be longer and steeper than most expect.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                           WHO                WHEN
                           ---                ----
      Special Chats:       Mario J. Gabelli   First Monday of each month
                           Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                           DECEMBER           JANUARY          FEBRUARY
                           --------           -------          --------
      1st Wednesday        Tim O'Brien        Walter Walsh     Charles Minter & Martin Weiner
      2nd Wednesday        Caesar Bryan       Lynda Calkin     Ivan Arteaga
      3rd Wednesday        Ivan Arteaga       Hart Woodson     Tim O'Brien
      4th Wednesday        Barbara Marcin     Caesar Bryan     Barbara Marcin
      5th Wednesday                           Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited. You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

CONCLUSION

      In our view, this stock market has not come close to discounting the problems in the economy which were discussed above, and has yet to come down to valuation levels which have marked the end of all bear markets in the country. In fact, no bull market in history has started from valuation levels anywhere near the levels that exist today. As a matter of fact, the valuation levels that exist presently are more reflective of market tops rather than bottoms.

      As in the past, the Comstock Capital Value Fund is more aggressively positioned than the Comstock Strategy Fund with a present net short position of over 100%, while the Strategy Fund has a net short position of just over 50%. We are using only index puts in the Strategy Fund, while the Capital Value Fund is utilizing a combination of index puts, common stock shorts, and index futures to increase or decrease the short position. We continue to hold significant positions in long-term U.S. Treasury Bonds along with a small position in the Euro currency in each Fund. Of course, both Funds can increase or decrease these positions as we see the economy and stock market unfold.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbols are on the following page. Please call us during the business day for further information.

      Both Funds have significant tax loss carryforwards which are explained in footnote 7 in the Notes to Financial Statements in the back of this report.

                                   Sincerely,


      /S/ CHARLES L. MINTER                          /S/ MARTIN WEINER
      CHARLES L. MINTER                              MARTIN WEINER, CFA
      Portfolio Manager                              Portfolio Manager
      and Director                                   and President

December 10, 2001

--------------------------------------------------------------------------------
You may obtain current information about Comstock Strategy Fund and Comstock Capital Value Fund and our investment strategy through our internet web site www.comstockfunds.com or call our telephone information line 1-800-GABELLI. Please save this information for future reference.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED OCTOBER 31, 2001+
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK STRATEGY FUND, INC. CLASS O SHARES
                                                                                                      SINCE FUND'S
COMSTOCK STRATEGY FUND, INC. (A)                        ONE YEAR     FIVE YEARS     TEN YEARS     INCEPTION (5/26/88)
---------------------------------------------------------------------------------------------------------------------
 CLASS O (CPSFX)
  Without sales charge...........................        25.30%        (5.24)%       (0.53)%            2.52%
  With sales charge (c)..........................        19.66%        (6.10)%       (0.99)%            2.17%
---------------------------------------------------------------------------------------------------------------------
 CLASS A (CPFAX)
  Without sales charge...........................        25.82%        (5.36)%       (0.86)%            2.37%
  With sales charge (c)..........................        20.16%        (6.23)%       (1.32)%            2.02%
---------------------------------------------------------------------------------------------------------------------
 CLASS C (CPFCX)
  Without contingent deferred sales charge.......        24.22%        (6.12)%       (1.35)%            2.00%
  With contingent deferred sales charge (d)......        23.22%        (6.12)%       (1.35)%            2.00%
---------------------------------------------------------------------------------------------------------------------


TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK CAPITAL VALUE FUND, INC. CLASS A SHARES
                                                                                       SINCE POLICY        SINCE FUND'S
COMSTOCK CAPITAL VALUE FUND, INC. (B)              ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION (E)   INCEPTION (10/10/85)
---------------------------------------------------------------------------------------------------------------------------
 CLASS A (DRCVX)
  Without sales charge..........................    60.50%      (9.82)%     (5.63)%      (0.82)%              2.14%
  With sales charge (c).........................    53.28%     (10.64)%     (6.07)%      (1.14)%              1.85%
---------------------------------------------------------------------------------------------------------------------------
 CLASS B (DCVBX)
  Without contingent deferred sales charge .....    59.13%     (10.52)%     (6.31)%      (1.32)%              1.69%
  With contingent deferred sales charge (f) ....    55.13%     (10.78)%     (6.31)%      (1.32)%              1.69%
---------------------------------------------------------------------------------------------------------------------------
 CLASS C (CPCCX)
  Without contingent deferred sales charge .....    59.46%     (10.47)%     (6.28)%      (1.29)%              1.71%
  With contingent deferred sales charge (d) ....    58.46%     (10.47)%     (6.28)%      (1.29)%              1.71%
---------------------------------------------------------------------------------------------------------------------------
 CLASS R (CPCRX) ...............................    60.80%      (9.49)%     (5.44)%      (0.68)%              2.28%
---------------------------------------------------------------------------------------------------------------------------

(a) Total return prior to 8/01/91 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class A shares and Class C shares were not actually introduced until 7/15/92 and 8/01/95, respectively, total return for the period prior to the introduction of each such class (i) reflects the performance information for Class O shares and Class A shares, as appropriate (ii) does not reflect service and distribution fees borne by Class A shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions. Gabelli Funds, LLC became the investment advisor of the Fund on May 23, 2000.
(b) The total return is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85. Because Class B shares were not actually introduced until 1/15/93 and Class C shares and Class R shares were not actually introduced until 8/22/95, total return for the period prior to the introduction of each such class (i) in the case of Class B shares and Class R shares, reflects the performance information for Class A shares (ii) in the case of Class C shares, reflects the performance information for Class A shares and Class B shares, as appropriate and (iii) in the case of Class B shares and Class C shares, does not reflect higher service and distribution fees and certain administrative expenses borne by Class B shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions. Gabelli Funds, LLC became the investment advisor of the Fund on May 23, 2000.
(c) Assuming maximum initial sales charge of 4.5%.
(d) Assuming payment of the maximum contingent deferred sales charge (CDSC). A CDSC of 1% is imposed on redemptions made within one year of purchase.
(e) On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
(f) Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B shares is 4% and is reduced to 0% after six years.
+ Past performance is no guarantee of future results. Investment returns and the principal value of an investment will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. The prospectus contains more complete information, including fees and expenses. Read it carefully before you invest or send money.

COMSTOCK STRATEGY FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
  PRINCIPAL                                                        MARKET
   AMOUNT                                           COST            VALUE
  ---------                                      -----------     -----------
              U.S. GOVERNMENT OBLIGATIONS -- 91.0%
              U.S. TREASURY BILLS -- 43.3%
 $25,845,000  U.S. Treasury Bills,
               2.170% to 2.590%++,
               11/15/01 to 12/13/01 .........    $25,794,659     $25,794,655
                                                 -----------     -----------
              U.S. TREASURY BONDS -- 15.2%
   7,981,000  U.S. Treasury Bonds,
               5.375% to 6.250%,
               05/15/30 to 02/15/31 .........      8,324,856       9,052,994
                                                 -----------     -----------
              U.S. TREASURY NOTES -- 32.5%
  18,444,000  U.S. Treasury Notes,
               6.000% to 6.375%,
               01/31/02 to 08/15/09 .........     18,253,872      19,384,512
                                                 -----------     -----------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ..................     52,373,387      54,232,161
                                                 -----------     -----------
              TOTAL
               INVESTMENTS -- 91.0% .........    $52,373,387      54,232,161
                                                 ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 9.0% ...................       5,385,556
                                                                 -----------
              NET ASSETS -- 100.0% .........................     $59,617,717
                                                                 ===========


   NUMBER OF                                   EXPIRATION DATE/    MARKET
   CONTRACTS      ISSUE                         EXERCISE PRICE      VALUE
   --------   --------------                   ----------------    ------
              PUT OPTIONS PURCHASED
        65    S & P 500 Index .................  Dec. 01/1250    $1,266,850
       131    S & P 500 Index .................  Mar.  02/995       563,300
        67    S & P 500 Index .................  Mar. 02/1125       672,010
       445    S & P 500 Index .................  Jun.  02/900     1,415,100
       435    S & P 500 Index .................  Sep.  02/875     1,483,350
                                                                 ----------
    Total Put Options Purchased (Cost $5,366,779)                $5,400,610
                                                                 ==========

  PRINCIPAL                                      SETTLEMENT      UNREALIZED
   AMOUNT                                           DATE        DEPRECIATION
  ---------                                      -----------    ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
              Deliver European Currency
                Units in exchange for:
  1,648,442(a)  USD 1,500,000 ..................   12/13/01       $(18,072)
  1,500,000(a)  USD 1,387,350 ..................   12/18/01        (39,131)
                                                                  ---------
    Total Forward Foreign Exchange Contracts                      $(57,203)
                                                                  =========
--------------------
++   Represents annualized yield at date of purchase.
(a)  Principal amount denoted in Euros.
USD - U.S. Dollars.

                See accompanying notes to financial statements.

COMSTOCK CAPITAL VALUE FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
  PRINCIPAL                                                        MARKET
   AMOUNT                                           COST            VALUE
  ---------                                      -----------     -----------
              U.S. GOVERNMENT OBLIGATIONS -- 91.9%
              U.S. TREASURY BILLS -- 82.5%
 $52,511,000  U.S. Treasury Bills,
               2.000% to 2.310%++,
               11/01/01 to 12/27/01(a) ........  $52,474,775     $52,474,775
                                                 -----------     -----------
              U.S. TREASURY BONDS -- 9.4%
   5,000,000  U.S. Treasury Bonds,
               6.250%, 05/15/30 ...............    5,425,951       5,961,330
                                                 -----------     -----------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ....................   57,900,726      58,436,105
                                                 -----------     -----------
              TOTAL
               INVESTMENTS -- 91.9% ...........  $57,900,726      58,436,105
                                                 ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 8.1% ....................       5,139,468
                                                                 -----------
              NET ASSETS -- 100.0% ..........................     $63,575,573
                                                                 ===========


                                                                        MARKET
COMMON STOCKS                                 SHARES     PROCEEDS       VALUE
------------                                  ------   -----------   -----------
SECURITIES SOLD SHORT
    Abbott Laboratories ..................    12,000      $581,500      $635,760
    Acxiom Corp.+ ........................    12,000       179,994       141,480
    Amgen Inc.+ ..........................    10,000       564,091       568,200
    Applied Materials Inc.+ ..............     8,000       244,802       272,880
    Automatic Data Processing Inc. .......     7,500       439,624       387,450
    BEA Systems Inc.+ ....................    13,000       209,193       157,820
    Block (H&R) Inc. .....................    17,000       614,732       579,360
    Boston Private Financial
      Holdings Inc. ......................    23,500       501,029       477,285
    Broadcom Corp., Cl. A+ ...............     1,500        96,747        51,615
    Brocade Communications
      Systems Inc.+ ......................     3,500       145,464        85,925
    Cerner Corp.+ ........................     8,500       434,017       456,875
    Chiron Corp.+ ........................    14,000       584,613       753,480
    CIENA Corp.+ .........................     9,000       141,565       146,340
    Cisco Systems Inc.+ ..................     7,300       124,826       123,516
    Coca-Cola Co. ........................     8,000       422,626       383,040
    Dell Computer Corp.+ .................    10,000       218,243       239,800
    Disney (Walt) Co. ....................    10,000       189,286       185,900
    EMC Corp.+ ...........................     4,500        69,928        55,440
    Emerson Electric Co. .................     6,500       298,795       318,630
    Fiserv Inc.+ .........................    15,000       516,127       557,850
    Goldman Sachs Group Inc. .............     5,000       455,285       390,800
    Guidant Corp.+ .......................     8,000       327,749       332,080
    Hewlett-Packard Co. ..................    14,000       270,191       235,620
    Home Depot Inc. ......................     9,000       422,626       344,070
    Intel Corp. ..........................    15,000       432,536       366,300
    International Business
      Machines Corp. .....................     6,000       567,581       648,420


                                                                        MARKET
COMMON STOCKS                                 SHARES     PROCEEDS       VALUE
------------                                  ------   -----------   -----------
SECURITIES SOLD SHORT (CONTINUED)
    Linear Technology Corp. ..............    10,000      $435,445      $388,000
    Maxim Integrated Products Inc.+ ......     8,470       373,608       387,480
    Medtronic Inc. .......................    11,000       510,387       443,300
    Merrill Lynch & Co. Inc. .............     7,000       291,680       305,970
    Micron Technology Inc.+ ..............     9,000       181,994       204,840
    Microsoft Corp. ......................     8,300       522,855       482,645
    Nasdaq-100 Index
      Tracking Stock+ ....................    18,000       660,938       610,200
    Novellus Systems Inc.+ ...............    10,000       282,326       330,300
    Oracle Corp.+ ........................    13,000       213,843       176,280
    PeopleSoft Inc.+ .....................    14,000       351,943       416,780
    PMC - Sierra Inc.+ ...................     1,800        84,260        29,214
    QLogic Corp.+ ........................    12,000       319,139       472,200
    Schwab (Charles) Corp. ...............    12,000       152,515       154,560
    Siebel Systems Inc.+ .................    10,000       221,793       163,300
    Stilwell Financial Inc. ..............    16,000       348,628       321,760
    Sun Microsystems Inc.+ ...............     6,400       130,476        64,960
    T. Rowe Price Group Inc. .............    13,000       401,524       360,880
    VeriSign Inc.+ .......................    12,000       521,710       464,520
    VERITAS Software Corp.+ ..............     7,000       202,774       198,660
    Wal-Mart Stores Inc. .................     8,500       425,248       436,900
    Walgreen Co. .........................    10,000       398,237       323,800
    Xilinx Inc.+ .........................    10,000       280,509       304,200
    Yahoo! Inc.+ .........................     3,200        76,637        34,816
                                                       -----------   -----------
    TOTAL SECURITIES
      SOLD SHORT                                       $16,441,639   $15,971,501
                                                       ===========   ===========

   NUMBER OF                                   EXPIRATION DATE/    MARKET
   CONTRACTS      ISSUE                         EXERCISE PRICE      VALUE
   --------   --------------                   ----------------    ------
              PUT OPTIONS PURCHASED
         41   S & P 500 Index .................  Dec. 01/1200    $  603,520
         95   S & P 500 Index .................  Dec. 01/1250     1,851,550
        190   S & P 500 Index .................  Mar. 02/1125     1,905,700
                                                                 ----------
    Total Put Options Purchased (Cost $1,228,328)                $4,360,770
                                                                 ==========

                                                                 UNREALIZED
                                                                APPRECIATION/
                                                                DEPRECIATION
                                                                ------------
              FUTURES CONTRACTS -- SHORT POSITION
         80   S & P 500 Index Futures .........    12/19/01      $(597,875)
                                                                 =========

              FUTURES CONTRACTS -- LONG POSITION
         28   Euro Futures ....................    12/19/01      $ (73,538)
                                                                 =========
--------------------
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
(a) At October 31, 2001, $3,200,000 of the principal amount was pledged as collateral for futures contracts.

                See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           STRATEGY     CAPITAL VALUE
                                                                                             FUND           FUND
                                                                                         ------------   -------------
ASSETS:
   Investments at value (Cost $52,373,387 and $57,900,726, respectively).............    $ 54,232,161   $  58,436,105
   Put options purchased (Cost $5,366,779 and $1,228,328, respectively)..............       5,400,610       4,360,770
   Cash..............................................................................           1,221          (4,527)
   Receivable for investments sold...................................................              --      16,441,639
   Interest receivable...............................................................         254,824         162,292
   Receivable for Fund shares sold...................................................              --         616,565
   Prepaid expenses..................................................................           4,042           6,276
                                                                                         ------------   -------------
   TOTAL ASSETS......................................................................      59,892,858      80,019,120
                                                                                         ------------   -------------
LIABILITIES:

   Securities sold short (proceeds $16,441,639)......................................              --      15,971,501
   Variation margin payable..........................................................              --          46,800
   Dividends payable on securities sold short........................................              --          31,529
   Payable for Fund shares redeemed..................................................          20,805         210,185
   Payable for investment advisory fees..............................................          57,145          61,154
   Payable for distribution fees.....................................................           7,745          34,549
   Net unrealized depreciation on forward foreign exchange contracts.................          57,203              --
   Other accrued expenses............................................................         132,243          87,829
                                                                                         ------------   -------------
   TOTAL LIABILITIES.................................................................         275,141      16,443,547
                                                                                         ------------   -------------
   NET ASSETS........................................................................    $ 59,617,717   $  63,575,573
                                                                                         ============   =============

NET ASSETS CONSIST OF:
   Paid in capital...................................................................    $143,414,690   $ 289,690,273
   Accumulated undistributed net investment income...................................         122,622       2,690,431
   Accumulated net realized loss on investments, foreign currency,
     put options, futures and securities sold short..................................     (85,754,997)   (232,271,678)
   Net unrealized appreciation on securities sold short..............................              --         470,138
   Net unrealized appreciation on investments, foreign currency,
     put options and futures transactions............................................       1,835,402       2,996,409
                                                                                         ------------   -------------
   NET ASSETS........................................................................    $ 59,617,717   $  63,575,573
                                                                                         ============   =============

SHARES OF COMMON STOCK OUTSTANDING:
   CLASS O:
     Net Asset Value, offering and redemption price per share
       ($24,521,575 / 5,265,097 shares outstanding)..................................           $4.66
                                                                                                =====
   CLASS A:
     Net Asset Value and redemption price per share
       ($34,866,799 / 7,435,044 shares outstanding and $46,832,529 / 11,326,103 shares
       outstanding, respectively)....................................................           $4.69           $4.13
                                                                                                =====           =====
     Maximum offering price per share (NAV / 0.955 based on maximum sales charge
       of 4.50% of the offering price at October 31, 2001)...........................           $4.91           $4.32
                                                                                                =====           =====
   CLASS B:
     Net Asset Value and offering price per share ($11,649,253 / 2,834,337 shares outstanding)  $4.11(a)
                                                                                                =====
   CLASS C:
     Net Asset Value and offering price per share
       ($229,343 / 48,939 shares outstanding and $5,024,844 / 1,274,032 shares
       outstanding, respectively)....................................................           $4.69(a)        $3.94(a)
                                                                                                =====           =====
   CLASS R:
     Net Asset Value, offering and redemption price per share
       ($68,946 / 16,671 shares outstanding).........................................                           $4.14
                                                                                                                =====

--------------------------------
(a) Redemption price varies based on length of time held.

                See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            STRATEGY      CAPITAL VALUE
                                                                                              FUND            FUND
                                                                                           ----------     -------------
INVESTMENT INCOME:
   Interest..........................................................................      $  872,498     $   1,125,493
                                                                                           ----------     -------------
   TOTAL INVESTMENT INCOME...........................................................         872,498         1,125,493
                                                                                           ----------     -------------
EXPENSES:
   Investment advisory fees..........................................................         148,713           261,657
   Distribution fees.................................................................          14,981           117,447
   Shareholder services fees.........................................................          75,753            72,264
   Legal and audit fees..............................................................          37,786            37,987
   Registration fees.................................................................          13,419            21,173
   Shareholder communications expenses...............................................          18,676            18,928
   Directors' fees...................................................................           7,419             6,438
   Custodian fees....................................................................           3,470             4,108
   Dividends on securities sold short................................................              --            28,289
   Miscellaneous expenses............................................................           9,294            12,897
                                                                                           ----------     -------------
   TOTAL EXPENSES....................................................................         329,511           581,188
   LESS:
     Expense reimbursements..........................................................              --           (49,715)
     Custodian fee credits...........................................................            (480)           (1,254)
                                                                                           ----------     -------------
   TOTAL NET EXPENSES................................................................         329,031           530,219
                                                                                           ----------     -------------
NET INVESTMENT INCOME................................................................         543,467           595,274
                                                                                           ----------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY,
   PUT OPTIONS, SECURITIES SOLD SHORT AND FUTURES TRANSACTIONS:
   Net realized gain on investments, foreign currency,
     put options and futures transactions............................................       2,752,705         5,463,301
   Net realized gain on securities sold short........................................              --         2,592,015
   Net increase in unrealized appreciation/depreciation on investments,
     foreign currency, put options and futures transactions..........................         714,094         2,506,814
   Net increase in unrealized appreciation/depreciation on securities sold short.....              --           524,381
                                                                                           ----------     -------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY,
     PUT OPTIONS, SECURITIES SOLD SHORT AND FUTURES TRANSACTIONS.....................       3,466,799        11,086,511
                                                                                           ----------     -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................      $4,010,266     $  11,681,785
                                                                                           ==========     =============

                See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 STRATEGY FUND                    CAPITAL VALUE FUND
                                                        --------------------------------   --------------------------------
                                                        SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                        OCTOBER 31, 2001    YEAR ENDED     OCTOBER 31, 2001    YEAR ENDED
                                                          (UNAUDITED)     APRIL 30, 2001     (UNAUDITED)     APRIL 30, 2001
                                                        ----------------  --------------   ----------------  --------------
OPERATIONS:
   Net investment income............................      $   543,467       $    989,488    $    595,274        $ 2,095,146
   Net realized gain (loss) on investments, foreign
     currency, put options and futures transactions..       2,752,705         (1,411,794)      5,463,301            (48,660)
   Net realized gain on securities sold short.......               --                 --       2,592,015          6,375,934
   Net increase in unrealized appreciation on
     investments, foreign currency, put options and
     futures transactions...........................          714,094          2,405,231       2,506,814          2,619,216
   Net increase (decrease) in unrealized appreciation/
     depreciation on securities sold short..........               --                 --         524,381         (1,795,988)
                                                          -----------       ------------    ------------       ------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS......................        4,010,266          1,982,925      11,681,785          9,245,648
                                                          -----------       ------------    ------------       ------------
DIVIDENDS TO SHAREHOLDERS:
   Net investment income
     Class O........................................         (334,773)          (943,357)             --                 --
     Class A........................................         (135,229)          (110,467)             --         (1,909,889)
     Class B........................................               --                 --              --           (458,717)
     Class C........................................           (1,704)            (4,855)             --           (145,537)
     Class R........................................               --                 --              --               (125)
                                                          -----------       ------------    ------------       ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............         (471,706)        (1,058,679)             --         (2,514,268)
                                                          -----------       ------------    ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Proceeds from shares sold:
     Class O........................................               --                 --              --                 --
     Class A........................................       31,396,927            624,520      13,495,481          7,899,653
     Class B........................................               --                 --       4,962,373          3,021,330
     Class C........................................           96,021             83,814       1,754,230          2,512,095
     Class R........................................               --                 --          45,962             53,450
                                                          -----------       ------------    ------------       ------------
                                                           31,492,948            708,334      20,258,046         13,486,528
                                                          -----------       ------------    ------------       ------------
   Proceeds from reinvestment of dividends:
     Class O........................................          189,538            612,405              --                 --
     Class A........................................          113,347             46,265              --          1,380,566
     Class B........................................               --                 --              --            259,227
     Class C........................................              808              2,349              --             90,438
     Class R........................................               --                 --              --                 99
                                                          -----------       ------------    ------------       ------------
                                                              303,693            661,019              --          1,730,330
                                                          -----------       ------------    ------------       ------------
   Cost of shares redeemed:
     Class O........................................       (1,166,375)        (6,242,369)             --                 --
     Class A........................................         (554,446)        (1,713,502)     (8,979,728)       (19,435,618)
     Class B........................................               --                 --      (4,209,263)        (4,064,409)
     Class C........................................          (43,090)          (146,182)     (1,548,208)        (1,449,390)
     Class R........................................               --                 --         (40,435)            (4,101)
                                                          -----------       ------------    ------------       ------------
                                                           (1,763,911)        (8,102,053)    (14,777,634)       (24,953,518)
                                                          -----------       ------------    ------------       ------------
   Net increase (decrease) in net assets
     from capital stock transactions................       30,032,730         (6,732,700)      5,480,412         (9,736,660)
                                                          -----------       ------------    ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS............       33,571,290         (5,808,454)     17,162,197         (3,005,280)
                                                          -----------       ------------    ------------       ------------
NET ASSETS:
   Beginning of period..............................       26,046,427         31,854,881      46,413,376         49,418,656
                                                          -----------       ------------    ------------       ------------
   End of period....................................      $59,617,717       $ 26,046,427    $ 63,575,573       $ 46,413,376
                                                          ===========       ============    ============       ============
   Undistributed net investment income..............      $   122,622       $     50,861    $  2,690,431       $  2,095,157
                                                          ===========       ============    ============       ============

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. Comstock Funds, Inc. (the "Company"), formerly known as Comstock Partners Funds, Inc., is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Strategy Fund (the "Strategy Fund") and Comstock Capital Value Fund (the "Capital Value Fund") (each a "Fund" and collectively the "Funds"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Strategy Fund offers Class A and Class C shares. Class O shares are no longer offered for sale except for reinvestment of dividends. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental
shareholder   administrative  expenses  resulting  from  deferred  sales  charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase and in certain cases, contingent deferred sales charges. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors and certain retirement plans. Class O shares are no longer offered for sale except for reinvestment of dividends.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last bid price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. A Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. Each Fund may purchase or write call or put options on securities or indices. As a writer of put options, a Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. A Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. A Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, a Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, a Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, a Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

FUTURES CONTRACTS. Each Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. The Capital Value Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Funds may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

PROVISION FOR INCOME TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

3. INVESTMENT ADVISORY AGREEMENTS. Gabelli Funds, LLC serves as Investment Adviser (the "Adviser") and Administrator for both Funds effective May 23, 2000. As compensation for services and related expenses, the Strategy Fund pays the Adviser an annual fee of 0.85% of the Fund's daily average net assets, computed daily and payable monthly. The Capital Value Fund pays the Adviser an annual fee of 1.0% of the Fund's daily average net assets, computed daily and payable monthly. The Adviser has agreed to waive a portion of their fee for the Strategy Fund and the Capital Value Fund until May 22, 2002, to the extent necessary, in order to maintain each Fund's expense ratio achieved during 1999 (other than extraordinary expenses) based on asset levels as of May 22, 2000. For the six months ended October 31, 2001, the Adviser waived fees in the amount of $0 and $49,715 for the Strategy Fund and Capital Value Fund, respectively.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

Through May 22, 2000, the Company, on behalf of the Funds, had engaged Comstock Partners, Inc. (the "Former Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Former Investment Adviser, the Former Investment Adviser furnished continuing investment supervision to the Strategy Fund and was responsible for the management of the Strategy Fund's portfolio. It furnished office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Former Investment Adviser received from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of 0.60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Former Investment Adviser, the Former Investment Adviser had responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Former Investment Adviser received from the Company, on behalf of the Capital Value Fund, a monthly fee at the following annual rates: 0.40% of the first $300 million of the Capital Value Fund's average daily net assets, 0.45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, 0.50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and 0.55% of the Capital Value Fund's average daily net assets in excess of $1 billion.

4. DISTRIBUTION PLAN. The Funds' Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended October 31, 2001, the Capital Value Fund incurred distribution costs of $47,969, $47,433 and $22,045 for Class A, Class B and Class C shares, respectively, and the Strategy Fund incurred distribution costs of $14,100 and $881 for Class A and Class C shares, respectively, payable to Gabelli and Company, Inc., an affiliate of the Adviser.

5. PORTFOLIO SECURITIES: Purchases and sales of securities for the six months ended October 31, 2001, other than short-term securities, were as follows:

                                 PURCHASES                 SALES
                                 ----------             -----------
Strategy Fund: ................. $3,984,110             $        --
                                 ==========             ===========
Capital Value Fund:
   Long transactions ........... $       --             $        --
   Short sale transactions .....  9,882,463              17,699,429
                                 ----------             -----------
                                 $9,882,463             $17,699,429
                                 ==========             ===========

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

6. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                 STRATEGY FUND                    CAPITAL VALUE FUND
                                                        --------------------------------   --------------------------------
                                                        SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                        OCTOBER 31, 2001    YEAR ENDED     OCTOBER 31, 2001    YEAR ENDED
                                                          (UNAUDITED)     APRIL 30, 2001     (UNAUDITED)     APRIL 30, 2001
                                                        ----------------  --------------   ----------------  --------------
CLASS O:
Shares issued upon reinvestment of dividends........           43,556           152,134
Shares redeemed.....................................         (269,459)       (1,557,452)
                                                            ---------        ----------
   Net (decrease) in Class O shares.................         (225,903)       (1,405,318)
                                                            =========        ==========
CLASS A:
Shares sold.........................................        6,858,109           157,457        3,502,243         2,412,131
Shares issued upon reinvestment of dividends........           24,598            11,428               --           471,782
Shares redeemed.....................................         (123,953)         (430,592)      (2,317,795)       (7,143,344)
                                                            ---------        ----------       ----------        ----------
   Net increase (decrease) in Class A shares........        6,758,754          (261,707)       1,184,448        (4,259,431)
                                                            =========        ==========       ==========        ==========
CLASS B:
Shares sold.........................................                                           1,317,785         1,014,714
Shares issued upon reinvestment of dividends........                                                  --            87,576
Shares redeemed.....................................                                          (1,076,836)       (1,432,053)
                                                                                              ----------        ----------
   Net increase (decrease) in Class B shares........                                             240,949          (329,763)
                                                                                              ==========        ==========
CLASS C:
Shares sold.........................................           20,922            18,317          495,370           738,774
Shares issued upon reinvestment of dividends........              183               578               --            31,957
Shares redeemed.....................................           (9,403)          (33,872)        (433,444)         (466,045)
                                                            ---------        ----------       ----------        ----------
   Net increase (decrease) in Class C shares........           11,702           (14,977)          61,926           304,686
                                                            =========        ==========       ==========        ==========
CLASS R:

Shares sold.........................................                                              12,810            14,238
Shares issued upon reinvestment of dividends........                                                  --                34
Shares redeemed.....................................                                             (10,544)           (1,486)
                                                                                              ----------        ----------
   Net increase in Class R shares...................                                               2,266            12,786
                                                                                              ==========        ==========

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

7. FEDERAL INCOME TAX INFORMATION. The following summarizes the amount of capital loss carryforwards and expiration date for each Fund at April 30, 2001:

     EXPIRING IN FISCAL YEAR     STRATEGY FUND     CAPITAL VALUE FUND
     -----------------------     -------------     ------------------
             2002                 $        --        $ 56,798,501
             2003                          --           9,144,927
             2004                  12,519,846          15,768,731
             2005                  14,912,760          14,168,996
             2006                  14,076,373          57,496,622
             2007                  26,257,347          48,938,064
             2008                  15,186,640          36,909,064
             2009                   5,026,316             459,497
                                  -----------        ------------
                                  $87,979,282        $239,684,402
                                  ===========        ============

As of October 31, 2001, the cost of investments of each Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for each Fund at October 31, 2001:

                                     GROSS            GROSS
                                  UNREALIZED         UNREALIZED
                                 APPRECIATION       DEPRECIATION         NET
                                 ------------       ------------      ----------
Comstock Strategy Fund            $3,277,242        $(1,441,840)      $1,835,402
Comstock Capital Value Fund        4,943,458         (1,476,911)       3,466,547

8. TRANSACTIONS WITH AFFILIATES. During the six months ended October 31, 2001, the Comstock Funds paid brokerage commissions of $37,769 to Gabelli & Company, Inc. and its affiliates. During the six months ended October 31, 2001, Gabelli & Company, Inc. informed the Funds that it received $1,832 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                   INCOME FROM INVESTMENT OPERATIONS                       DISTRIBUTIONS
            -------------------------------------------------  --------------------------------------

                                        Net
            Net Asset               Realized and     Total                     Net                     Net Asset
  Period      Value,      Net        Unrealized      from         Net       Realized                     Value,
   Ended    Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on        Total        End of     Total
October 31  of Period   Income(b)    Investments   Operations    Income    Investments  Distributions    Period   Return(c)
----------  ---------  ----------  --------------  ----------  ----------  -----------  -------------  ---------  ---------
STRATEGY FUND
CLASS O
   2001(a)    $4.20       $0.07        $0.45         $0.52      $(0.06)          --        $(0.06)       $4.66      25.30%
   2001        4.04        0.15         0.17          0.32       (0.16)          --         (0.16)        4.20       8.05
   2000        4.94        0.20        (0.90)        (0.70)      (0.20)          --         (0.20)        4.04     (14.35)
   1999        6.06        0.30        (0.94)        (0.64)      (0.48)          --         (0.48)        4.94     (11.32)
   1998        7.77        0.43        (1.54)        (1.11)      (0.60)          --         (0.60)        6.06     (14.88)
   1997        8.78        0.78        (1.19)        (0.41)      (0.47)      $(0.13)        (0.60)        7.77      (4.85)
CLASS A
   2001(a)    $4.20       $0.06        $0.48         $0.54      $(0.05)          --        $(0.05)       $4.69      25.82%
   2001        4.04        0.14         0.17          0.31       (0.15)          --         (0.15)        4.20       7.77
   2000        4.94        0.19        (0.90)        (0.71)      (0.19)          --         (0.19)        4.04     (14.58)
   1999        6.06        0.29        (0.95)        (0.66)      (0.46)          --         (0.46)        4.94     (11.56)
   1998        7.77        0.42        (1.55)        (1.13)      (0.58)          --         (0.58)        6.06     (15.11)
   1997        8.78        0.54        (0.96)        (0.42)      (0.46)      $(0.13)        (0.59)        7.77      (5.10)
CLASS C
   2001(a)    $4.22       $0.05        $0.46         $0.51      $(0.04)          --        $(0.04)       $4.69      24.22%
   2001        4.06        0.11         0.16          0.27       (0.11)          --         (0.11)        4.22       6.90
   2000        4.94        0.15        (0.88)        (0.73)      (0.15)          --         (0.15)        4.06     (14.89)
   1999        6.06        0.26        (0.97)        (0.71)      (0.41)          --         (0.41)        4.94     (12.42)
   1998        7.74        0.37        (1.54)        (1.17)      (0.51)          --         (0.51)        6.06     (15.61)
   1997        8.77        0.45        (0.95)        (0.50)      (0.41)      $(0.12)        (0.53)        7.74      (5.94)
--------------------------------


                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
            ---------------------------------------------------------------
                                                     Decrease
                             Net                   Reflected in
             Net Assets  Investment   Operating   Expense Ratios
  Period       End of    Income to   Expenses to      Due to      Portfolio
   Ended       Period     Average    Average Net  Administrative  Turnover
October 31   (in 000's)  Net Assets    Assets      Fee Waiver       Rate
----------  -----------  ----------  -----------  --------------  ---------
STRATEGY FUND
CLASS O
   2001(a)     $24,522      3.32%(d)    1.90%(d)         --            0%
   2001         23,051      3.32        2.02             --           61
   2000         27,854      4.55        2.23             --          112
   1999         45,803      5.29        1.49           0.14%         130
   1998         71,692      6.01        1.31           0.01          227
   1997        134,719      6.80        1.18             --          126
CLASS A
   2001(a)     $34,867      2.67%(d)    1.83%(d)         --            0%
   2001          2,838      3.57        2.27             --           61
   2000          3,789      4.28        2.46             --          112
   1999          7,858      5.05        1.75           0.14%         130
   1998         17,871      5.79        1.55           0.01          227
   1997         43,327      6.55        1.43             --          126
CLASS C
   2001(a)     $   229      2.29%(d)    2.87%(d)         --            0%
   2001            157      2.57        3.02             --           61
   2000            212      3.51        3.16             --          112
   1999            710      4.14        2.48           0.14%         130
   1998          1,780      5.08        2.29           0.01          227
   1997         13,020      5.81        2.14             --          126

(a)  For the period ended October 31, 2001; unaudited.
(b)  Based on average shares outstanding.
(c)  Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
(d)  Annualized.

                See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                   INCOME FROM INVESTMENT OPERATIONS               DISTRIBUTIONS
            -------------------------------------------------  -------------------------


            Net Asset               Net Realized      Total                               Net Asset
  Period      Value,      Net      and Unrealized     from         Net                      Value,
   Ended    Beginning  Investment  Gain (Loss) on  Investment  Investment      Total       End of     Total
October 31  of Period   Income(b)    Investments   Operations    Income    Distributions   Period    Return(c)
----------  ---------  ----------  --------------  ----------  ----------  -------------  ---------  ---------
CAPITAL VALUE FUND
CLASS A
   2001(a)   $ 3.34       $0.05        $0.74         $0.79          --           --         $4.13     60.50%
   2001        2.72        0.16         0.66          0.82      $(0.20)      $(0.20)         3.34     31.23
   2000        3.49        0.12        (0.84)        (0.72)      (0.05)       (0.05)         2.72    (20.70)
   1999        5.06        0.14        (1.40)        (1.26)      (0.31)       (0.31)         3.49    (25.80)
   1998        8.62        0.31        (2.91)        (2.60)      (0.96)       (0.96)         5.06    (31.48)
   1997       10.54        0.59        (1.92)        (1.33)      (0.59)       (0.59)         8.62    (12.97)
CLASS B
   2001(a)   $ 3.33       $0.03        $0.75         $0.78          --           --         $4.11     59.13%
   2001        2.71        0.13         0.67          0.80      $(0.18)      $(0.18)         3.33     30.36
   2000        3.47        0.10        (0.86)        (0.76)         --**         --          2.71    (21.82)
   1999        4.99        0.11        (1.38)        (1.27)      (0.25)       (0.25)         3.47    (26.19)
   1998        8.45        0.25        (2.85)        (2.60)      (0.86)       (0.86)         4.99    (32.01)
   1997       10.38        0.54        (1.93)        (1.39)      (0.54)       (0.54)         8.45    (13.69)
CLASS C
   2001(a)   $ 3.20       $0.03        $0.71         $0.74          --           --         $3.94     59.46%
   2001        2.61        0.14         0.63          0.77      $(0.18)      $(0.18)         3.20     30.50
   2000        3.32        0.09        (0.80)        (0.71)         --           --          2.61    (21.39)
   1999        4.80        0.10        (1.32)        (1.22)      (0.26)       (0.26)         3.32    (26.22)
   1998        8.31        0.23        (2.78)        (2.55)      (0.96)       (0.96)         4.80    (32.10)
   1997       10.24        0.57        (1.91)        (1.34)      (0.59)       (0.59)         8.31    (13.47)
CLASS R
   2001(a)   $ 3.34       $0.09        $0.71         $0.80          --           --         $4.14     60.80%
   2001        2.71        0.16         0.68          0.84      $(0.21)      $(0.21)         3.34     32.12
   2000        3.48        0.14        (0.85)        (0.71)      (0.06)       (0.06)         2.71    (20.49)
   1999        5.05        0.15        (1.40)        (1.25)      (0.32)       (0.32)         3.48    (25.67)
   1998        8.62        0.33        (2.91)        (2.58)      (0.99)       (0.99)         5.05    (31.28)
   1997       10.53        0.82        (2.13)        (1.31)      (0.60)       (0.60)         8.62    (12.83)
--------------------------------

            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------
                                    Operating    Operating   Interest Expenses
                            Net      Expenses     Expenses     and Dividends
            Net Assets  Investment    Before       Net of      on Securities
  Period      End of    Income to    Waivers       Waivers       Sold Short     Portfolio
   Ended     Period     Average     to Average   to Average      to Average     Turnover
October 31  (in 000's)  Net Assets  Net Assets   Net Assets      Net Assets       Rate
----------  ----------  ----------  ----------   ----------  -----------------  ---------
CAPITAL VALUE FUND
CLASS A
   2001(a)   $46,833      2.47%(d)    2.02%(d)      1.72%          0.11%          282%
   2001       33,852      5.02        2.06          1.87           0.05             5
   2000       39,112      3.82        2.01          2.01           0.28             0
   1999       59,246      3.31        1.47          1.47           0.72           465
   1998       64,452      4.49        1.35          1.35           0.24           359
   1997      160,834      6.16        1.28          1.28           0.51           399
CLASS B
   2001(a)   $11,649      1.74%(d)    2.77%(d)      2.58%          0.11%          282%
   2001        8,639      4.27        2.81          2.62           0.05             5
   2000        7,936      3.04        2.78          2.78           0.28             0
   1999       13,752      2.46        2.21          2.21           0.85           465
   1998       26,235      3.74        2.10          2.10           0.24           359
   1997       64,671      5.52        2.03          2.03           0.50           399
CLASS C
   2001(a)   $ 5,025      1.69%(d)    2.76%(d)      2.58%          0.11%          282%
   2001        3,874      4.27        2.81          2.62           0.05             5
   2000        2,366      3.07        2.71          2.71           0.28             0
   1999        5,014      2.54        2.18          2.18           0.78           465
   1998        8,029      3.70        2.08          2.08           0.21           359
   1997        7,271      6.02        2.07          2.07           0.47           399
CLASS R
   2001(a)    $   69      4.84%(d)    1.77%(d)      1.58%          0.11%          282%
   2001           48      5.27        1.81          1.62           0.05             5
   2000            5      4.13        1.61          1.61           0.23             0
   1999           29      3.56        1.24          1.24           0.72           465
   1998           28      4.73        1.11          1.11           0.26           359
   1997          117      8.65        1.19          1.19           0.38           399

(a) For the period ended October 31, 2001; unaudited.
(b) Based on average shares outstanding.
(c) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
(d) Annualized.
**  Amount is less than $0.005 per share.

                See accompanying notes to financial statements.

                            THE COMSTOCK FUNDS, INC.
                             Comstock Strategy Fund
                           Comstock Capital Value Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS
M. Bruce Adelberg               Anthony R. Pustorino
CONSULTANT                      CERTIFIED PUBLIC ACCOUNTANT
MBA RESEARCH GROUP              PROFESSOR EMERITUS
                                PACE UNIVERSITY

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Vincent D. Enright              Robert M. Smith
FORMER SENIOR VICE PRESIDENT    PRESIDENT AND DIRECTOR
AND CHIEF FINANCIAL OFFICER     SMITH ADVISORS, LTD.
KEYSPAN ENERGY CORP.

Charles L. Minter               Henry G. Van der Eb
FORMER CHAIRMAN AND             CHAIRMAN
CHIEF EXECUTIVE OFFICER         THE COMSTOCK FUNDS, INC.
COMSTOCK PARTNERS, INC.

                   OFFICERS
Henry G. Van der Eb             Martin Weiner, CFA
CHAIRMAN                        PORTFOLIO MANAGER
                                AND PRESIDENT

Bruce N. Alpert                 Charles L. Minter
EXECUTIVE VICE PRESIDENT        PORTFOLIO MANAGER
AND TREASURER                   AND DIRECTOR

Gus Coutsouros                  Carolyn Matlin
VICE PRESIDENT                  VICE PRESIDENT

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
GABCOMSA01SR




THE
COMSTOCK
FUNDS,
INC.

Comstock Strategy Fund
Comstock Capital Value Fund


                                                              SEMI-ANNUAL REPORT
                                                                OCTOBER 31, 2001